SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: October 15, 2001


                                DYNAMIC I-T, INC.
               ---------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Colorado                   0-10065                   82-0379959
    ------------------         ----------------          ------------------
    (State or other            (Commission               (IRS Employer
    jurisdiction of            File Number)              Identification No.)
    incorporation)

    2504 11th Street, Santa Monica, CA                   90405
    -------------------------------------------          ---------
    (Address of principal executive offices)             (Postal Code)


    Registrant's telephone number, including area code:   (310) 452-9959
                                                          --------------


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Item 1.     Changes in Control of Registrant

                None.

Item 2.     Acquisition or Disposition of Assets

                None.

Item 3.     Bankruptcy or Receivership

                None.

Item 4.     Changes in Registrant's Certifying Accountant

                None.

Item 5.     Other Events

               On September 6, 2001, at a Special Meeting of the Board of Directors, Allan Chalfin, the Company's Chief Financial Officer, and James L. Ritchie-Dunham were elected Directors of the Company. They will serve until the next Annual General Meeting when the Shareholders will elect Directors.

         ALLAN CHALFIN - Mr. Chalfin earned a B.S. from Cornell University and an M.B.A. from New York University. He joined CBS in 1976 with responsibility for financial planning and forecasting. He joined Mary Tyler Moore (MTM) in 1982 as Vice President of Finance, overseeing the financial operations of the diversified entertainment company. He served on the Board of Directors of CBS/MTM Studios. At MTM, he was a member of the management team that negotiated the sale of the company to TVS. In 1990, he was named Executive Vice President of Saban Entertainment with responsibility for finance, human resources, and administration. In 1994, he joined Scripps Howard Productions as Vice President of Finance, Production and Administration, overseeing the financial and administrative operations of this startup television company. When Scripps was sold to World 2000 Productions in 1998, Mr. Chalfin became the Chief Financial Officer. At World 2000 Productions, he was instrumental in the company's entry into international productions and tax shelters.

JAMES L. RITCHIE-DUNHAM - Mr. Ritchie-Dunham received a B.S. from the University of Tulsa. He earned a joint MIM/MBA degree from the American Graduate School of International Management in Glendale, Arizona and the Escuela Superior de Administracion y Direccion de Empresas in Barcelona, Spain. He is finishing a Ph.D. in Decision Sciences at the University of Texas at Austin. He joined Conoco in 1990 and worked as a petroleum engineer, while completing the management development program. From 1993- 1996, he worked as a professor of Decision Sciences Instituto Tecnologico Autonomo de Mexico in Mexico City. In 1994, he began serving as the President of Strategic Clarity (formerly SDSG). In 1999, he began serving as an Executive Director of The Institute for Strategic Clarity, the training and research arm of Strategic Clarity. He presently holds both of these posts.

         On October 26, 2001, the Board of Directors declared a dividend of one share of common stock for each share issued and outstanding as of the record date, set at October 25, 2001.

Item 6.     Resignation and Appointment of Directors

Item 7.     Financial Statements, Pro Forma Financials, & Exhibits

         Financial Statements:

                  None.

         Pro Forma Financial Statements:

                  None.

         Exhibits:

                  None.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 15, 2001                     DYNAMIC I-T, INC.



                                           By: /s/ Spencer H. Young
                                           ------------------------------------
                                           Spencer H. Young, President